Lord Abbett             Mid-Cap
                    Value Fund


                                                              1996 ANNUAL REPORT


                                                       Designed to provide
                                                       you with capital
                                                       appreciation from a
                                                       stock portfolio of
                                                       midsized companies


                        {PICTURE OF A BUSHEL OF APPLES]


                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 1996


[PICTURE]

/s/ ROBERT S. DOW
-----------------
ROBERT S. DOW
CHAIRMAN

JANUARY 24, 1997



"The past year's strong performance
can be attributed
to careful, research-driven
stock selection..."


Lord Abbett Mid-Cap Value Fund completed fiscal 1996 on December 31 with a net asset value of $13.29 per share, versus $11.13 per share one year ago (the latter figure has been adjusted for capital gains distributions totaling $1.05 per share paid last January). In addition, the Fund paid dividends totaling $0.16 per share during the year. The Fund, which focuses on midsized companies, had a total return (the percent change in net asset value, assuming the reinvestment of all distributions) of 21.2% for the year. Recently, the Fund's Board of Directors declared a dividend of $0.15 per share and a capital gains distribution of $1.35 per share. Both were paid on January 22, 1997 to shareholders of record on January 15, 1997.

The past year saw stock market averages climb to new heights against a background of modest economic growth, low inflation and volatile interest rates. At times, the Fund may overweight certain industries that represent exceptional value. However, during 1996, the Fund did not overweight any particular sector; the Fund was invested in select companies among a variety of industries. The past year's strong performance can be attributed to careful, research-driven stock selection; this strategy will continue to be dominant in 1997 as well.

We anticipate that the economy will slow in 1997 to a growth rate of 2% or less with inflation averaging between 21/2%-3%. Against this backdrop, long-term interest rates should decline. While the benign interest-rate environment we expect should bode well for the stock market, investors should note that the positive forces currently propelling the stock market are generally reflected in current valuations and are not sustainable.

We are confident that our disciplined, value approach to investing will prove rewarding to our investors over the long term and we look forward to helping you attain your financial objectives in 1997 and beyond.

     The Mid-Cap Advantage

     Lord Abbett Mid-Cap Value Fund is one of the few mutual funds in the industry that focuses on midsized companies while utilizing a value approach to investing. The Fund generally focuses on companies with market capitalizations ranging from $500 million to $5 billion. Because midsized companies operate from a smaller earnings base, it is mathematically easier for these companies to grow earnings at a faster rate than larger companies. Below are three reasons we believe opportunity exists in the mid-cap sector.

     A Valuation Gap Exists

o Mid-cap companies have been less followed by investment analysts and have been less a focus of investor interest in recent years. As a result, their price/earnings and price-to-book ratios are relatively attractive compared to large-cap companies. Also, we believe midsized companies offer the potential for higher growth rates than large companies.

     Decreased Tax Burden

o Tax rates for capital gains are lower than rates on ordinary income. By investing in mid-cap companies, the Fund derives a greater portion of its total return (price appreciation plus dividends) from capital appreciation than from income. The result: a smaller tax burden.

     Targeted Investing Signals Opportunity

o Midsized companies often concentrate their efforts on one product or service. This singular focus means management's efforts are not diluted across many industries.

     The Fund Versus Inflation

     Years pass and prices increase. It seems to be a fact of life. Another fact: if your purchasing power does not keep up with inflation, your standard of living will suffer. Historically, stocks have proven a successful defense against the erosion caused by inflation.

     In our illustration, 1986 and 1996 are actual costs--then and now. "Mid-Cap Value Fund 1996" is what the 1986 amount would have grown to had it been invested in the Fund. Investments in Lord Abbett Mid-Cap Value Fund (up 208.9%) surpassed increases in the cost of living (up 43.5%) in these 10 years. Finding investments that grow faster than inflation is one important way to maintain--and enhance--your lifestyle.

                                [PICTURE]         [PICTURE]         [PICTURE]
                                One-Year
                                Private
                                College           One-Family        Income per
                               Tuition(1)          House(1)          Capita(1)

 1986                            $ 6,581           $ 98,500           $16,981
 1996                            $12,823           $144,800           $19,261
--------------------------------------------------------------------------------
 Mid-Cap Value Fund 1996         $20,329           $304,267           $52,454
--------------------------------------------------------------------------------

     Lord Abbett Mid-Cap Value Fund's results reflect total return at net asset value, with all distributions reinvested for the 10 years ended 12/31/96. See Important Information on page 2.

(1)  National average.

     Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; Department of Commerce, Bureau of Economic Analysis Statistics.

     Average Annual Total Returns

     Average annual compounded total returns for periods ended 12/31/96 at the 5.75% maximum sales charge, with all distributions reinvested:

                                1 year:           +14.30%
                                5 years:          +12.51%
                               10 years:          +11.28%

     The past performance of the Fund, stocks and inflation is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

     The Value of a Managed Equity Portfolio

     The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 3.7% per year. Over this time frame, the 6.2% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 11.5% per year, to $297,257.

     There is no doubt that when it comes to saving for near-term obligations, CDs are important. But, when investing for long-term goals such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

     Growth of $100,000: 12/31/86-12/31/96

Cumulative Total
Returns Over
10 Years

The Fund:   197.3%
CDs:         81.8%
Inflation:   43.5%

 [The following table was represented as a line graph in the printed material]


                                                            Inflation (Consumer
                         The Fund (1)   Six-Month CD(2)        Price Index)
                         ------------   ---------------        ------------
1986 - 1996...........    $297,257        $181,754               $143,529


(1) The Fund's results reflect the deduction of the reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested.

(2)  Source: Salomon Brothers and The Federal Reserve Bank.

     Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

     Important Information

     Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. If used as sales material after 3/31/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                       Statement of Net Assets
                       December 31, 1996

                       Investment                                                                       Shares         Market Value
====================================================================================================================================
Investments in Common Stocks 95.23%
====================================================================================================================================
Aerospace 1.23%        AAR Corp.-Major supplier of products and services for the
                       worldwide aviation industry                                                      75,000         $  2,268,750

                      *Spacehab Inc.-Develops and operates habitable modules for space-based
                       research and cargo services aboard the U.S. Space Shuttle system                150,000              900,000

                       Total                                                                                              3,168,750
-----------------------------------------------------------------------------------------------------------------------=============
Apparel 1.99%          *Fruit of The Loom Class A-Producer of non-fashion apparel and undergarments    135,000            5,113,125
-----------------------------------------------------------------------------------------------------------------------=============
Auto Parts 4.61%       Genuine Parts Company-National distributor of automotive replacement parts       60,000            2,670,000

                       Snap-On, Inc.-Manufactures and distributes hand tools and diagnostic
                       equipment for the automotive industry                                           257,500            9,173,438

                       Total                                                                                             11,843,438
-----------------------------------------------------------------------------------------------------------------------=============
Banks: Regional 3.95%  Bank of Boston Corp.-Leading New England regional bank                          100,000            6,425,000

                       Crestar Financial Corp.-Leading mid-atlantic regional bank                       50,000            3,718,750

                       Total                                                                                             10,143,750
-----------------------------------------------------------------------------------------------------------------------=============
Chemicals 5.51%        Crompton & Knowles Corp.-Specialty chemicals and plastic processing
                       equipment manufacturer                                                          200,000            3,850,000

                       Hanna, M.A. Co.-Leading producer and distributor of plastic compounds,
                       resins and additives                                                            180,000            3,937,500

                       Lyondell Petrochemical Co.-Integrated manufacturer and marketer of
                       petrochemicals and refined petroleum products                                    80,000            1,760,000

                      *Polymer Group Inc.-Major global manufacturer of non-woven materials             333,200            4,623,150
                       Total                                                                                             14,170,650
-----------------------------------------------------------------------------------------------------------------------=============
Containers 1.80%       Sonoco Products Co.-A leading U.S. producer of specialty paper and plastic
                       packaging components                                                            179,000            4,631,625
-----------------------------------------------------------------------------------------------------------------------=============
Data Processing
Equipment 1.80%        EMC Corp.-A supplier of high-performance storage devices and related services   140,000            4,637,500
-----------------------------------------------------------------------------------------------------------------------=============
Drugs/Health Care
Products 7.66%        *Haemonetics Corp.-Major manufacturer of blood collection systems                 75,000            1,415,625

                       Mallinckrodt Group Inc.-Producer of medical products, specialty chemicals and
                       veterinary supplies                                                             185,000            8,163,125

                       Mylan Laboratories-Leading producer of prescription generic drugs and
                       brand-name dermatological products                                              275,000            4,606,250

                      *Vivra Inc.-Leading provider of end-stage renal dialysis treatment               200,000            5,525,000
                       Total                                                                                             19,710,000
-----------------------------------------------------------------------------------------------------------------------=============
Electric Power 6.06%   Illinova Corp.-Major midwestern electric utility holding company                150,000            4,125,000

                       Ipalco Enterprises Inc.-Major midwestern electric utility holding company       150,000            4,087,500

                       SCANA Corp.-Major southeastern electric and gas utility holding company         175,000            4,681,250

                       Utilicorp United Inc.-Major midwestern electric and gas utility
                       holding company                                                                 100,000            2,700,000

                       Total                                                                                             15,593,750
-----------------------------------------------------------------------------------------------------------------------=============
Electronics:
Equipment 4.68%        Perkin-Elmer Corp.-Leading manufacturer of analytical instruments and
                       life science systems                                                            105,000            6,181,875

                      *Plantronics, Inc.-Leading supplier of communication headset products and
                       services to users and providers worldwide                                       130,000            5,850,000

                       Total                                                                                             12,031,875
-----------------------------------------------------------------------------------------------------------------------=============
Food 8.80%             Dean Foods Co.-Major producer of dairy foods, canned and frozen vegetables      235,000            7,578,750

                       Flowers Industries, Inc.-Major producer of baked goods and snack-food
                       products in the U.S.                                                            100,000            2,150,000

                       Hershey Foods Corp.-Major U.S. maker of chocolate and
                       confectionary products                                                           70,000            3,062,500

                       Supervalu Inc.-Second largest U.S. food wholesaler                               80,000            2,270,000

                       Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants and
                       dried spices for the food industry                                              215,000            7,578,750

                       Total                                                                                             22,640,000
-----------------------------------------------------------------------------------------------------------------------=============
Health Care
Services 1.68%        *Health Systems International Inc. Class A-Health maintenance organization
                       operator, primarily in the U.S.                                                 175,000            4,331,250
-----------------------------------------------------------------------------------------------------------------------=============
Hotel/Motel 3.82%      Patriot American Hospitality, Inc.-Hotel real estate investment trust           100,000            4,312,500

                       Starwood Lodging Trust-Hotel real estate investment trust                       100,000            5,512,500

                       Total                                                                                              9,825,000
-----------------------------------------------------------------------------------------------------------------------=============
Household
Products 3.22%         James River Corp.-Producer of paper-based consumer products, packaging and
                       communication papers                                                            250,000            8,281,250
-----------------------------------------------------------------------------------------------------------------------=============

                       Statement of Net Assets
                       December 31, 1996

                                                                                                     Shares or
                       Investment                                                             Principal Amount         Market Value
====================================================================================================================================
Insurance 4.98%        CMAC Investment Corp.-Major private mortgage insurance provider                 140,000         $  5,145,000

                       The Progressive Corporation-Insurance holding company specializing in
                       non-standard auto insurance                                                      30,000            2,021,250

                       Transatlantic Holdings Inc.-International property and casualty reinsurer        70,000            5,635,000

                       Total                                                                                             12,801,250
-----------------------------------------------------------------------------------------------------------------------=============
Machinery:
Diversified 3.25%     *Coltec Industries Inc.-Diversified manufacturer of aerospace, defense
                       and automotive products                                                         200,000            3,775,000

                       Goulds Pumps, Inc.-Largest U.S. producer of industrial and
                       residential pump systems                                                        200,000            4,587,500

                       Total                                                                                              8,362,500
-----------------------------------------------------------------------------------------------------------------------=============
Miscellaneous 4.27%    Moore Corp. Ltd.-World's largest manufacturer of business forms
                       and related products                                                            300,000            6,112,500

                       National Service Industries, Inc.-Diversified manufacturer of lighting
                       equipment, rental uniforms and specialty chemicals                              130,000            4,858,750

                       Total                                                                                             10,971,250
-----------------------------------------------------------------------------------------------------------------------=============
Natural Gas
Distribution 4.43%     Bay State Gas-Natural gas distributor in Massachusetts                           45,000            1,271,250

                       Connecticut Natural Gas Corp.-Natural gas distributor in Connecticut             25,000              637,500

                       Eastern Enterprises-Natural gas distributor in Massachusetts                    150,000            5,306,250

                       South Jersey Industries-Natural gas and fuel oil distributor in New Jersey       50,000            1,218,750

                       Southwest Gas Corp.-Natural gas distributor in Arizona and Nevada               125,000            2,406,250

                       Yankee Energy Systems Inc.-Natural gas distributor in Connecticut                25,000              534,375

                       Total                                                                                             11,374,375
-----------------------------------------------------------------------------------------------------------------------=============
Natural Gas
Diversified 3.31%      The Coastal Corporation-A diversified gas pipeline company                       90,000            4,398,750

                       Sonat Inc.-Major diversified energy company with interests in natural
                       gas pipelines, exploration and drilling                                          80,000            4,120,000

                       Total                                                                                              8,518,750
-----------------------------------------------------------------------------------------------------------------------=============
Oil: Domestic 1.41%    Ultramar Diamond Shamrock Corp.-Refiner and marketer of petroleum products      115,000            3,636,875
-----------------------------------------------------------------------------------------------------------------------=============
Oil Well Equipment/
Service 2.36%          COFLEXIP S.A. Sponsored ADR-World leader in design, manufacture and
                       installation of flexible pipe for offshore petroleum transportation             230,900            6,061,125
-----------------------------------------------------------------------------------------------------------------------=============
Railroads 1.30%        Canadian National Railway-Major Canadian-based railroad operator                 50,100            1,903,800

                       Illinois Central Corp. Series A-Major midwestern freight railroad operator       45,000            1,440,000

                       Total                                                                                              3,343,800
-----------------------------------------------------------------------------------------------------------------------=============
Restaurants 2.55%     *Brinker International Inc.-Major developer and operator of casual
                       dining restaurants                                                              410,000            6,560,000
-----------------------------------------------------------------------------------------------------------------------=============
Retail 5.28%           Dillard Department Stores Inc.-Southwestern department store chain               75,000            2,315,625

                       Jostens Inc.-Produces class rings, yearbooks and recognition products
                       for schools and businesses                                                      225,000            4,753,125

                      *Payless Shoe Source-Major U.S. footwear retailer                                 75,000            2,812,500

                      *Proffitt's Inc.-Regional department store chain                                 100,000            3,687,500

                       Total                                                                                             13,568,750
-----------------------------------------------------------------------------------------------------------------------=============
Savings and
Loan .68%             *Glendale Federal Bank FSB-California savings and loan                            75,000            1,743,750
-----------------------------------------------------------------------------------------------------------------------=============
Tire and Rubber
Goods 2.43%            Standard Products Co.-Manufactures plastic and rubber products for the
                       automotive and appliance industries                                             245,000            6,247,500
-----------------------------------------------------------------------------------------------------------------------=============
Toys 2.12%             Hasbro Inc.-Major U.S. manufacturer of toys and games                           140,000            5,442,500
-----------------------------------------------------------------------------------------------------------------------=============
Other 0.05%                                                                                                                 127,602
-----------------------------------------------------------------------------------------------------------------------=============
                       Total Investments in Common Stocks (Cost $188,166,293)                                           244,881,990
====================================================================================================================================
Other Assets, Less Liabilities 4.77%
====================================================================================================================================
Corporate
Obligations,           American Express Credit Corp. 6.30% due 1/3/1997                                $7,600M         $  7,600,000
at Cost
                       Ford Motor Credit Corp. 6.01% due 1/2/1997                                       3,300M            3,300,000

                       General Electric Capital Corp. 5.51% due 1/7/1997                                3,000M            3,000,000

                       Total                                                                                             13,900,000
                       ------------------------------------------------------------------------------------------------=============
Cash and Receivables, Net of Liabilities                                                                                 (1,634,171)
-----------------------------------------------------------------------------------------------------------------------=============
                       Total Other Assets, Less Liabilities                                                              12,265,829
====================================================================================================================================
Net Assets 100.00%     (equivalent to $13.29 a share on 19,346,102 shares of $.001 par value capital stock
                       outstanding; authorized, 150,000,000 shares)                                                    $257,147,819
====================================================================================================================================

                       The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.

                    *  Non-income producing.  See Notes to Financial Statements.

Portfolio Changes

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended December 31, 1996

Additions

Bay State Gas
Cheyenne Software Inc.
CMAC Investment Corp.
Coltec Industries Inc.
Connecticut Natural Gas Corp.
Crestar Financial Corp.
Crompton & Knowles Corp.
DuPont Photomasks Inc.
Fleetwood Enterprises, Inc.
Flowers Industries, Inc.
Haemonetics Corp.
Health Systems International Inc.
  Class A
Illinova Corp.
Jostens Inc.
Mylan Laboratories
Payless Shoe Source
Plantronics, Inc.
Polymer Group Inc.
Proffitt's Inc.
South Jersey Industries
Southwest Gas Corp.
Utilicorp United Inc.
Yankee Energy Systems Inc.
--------------------------------------------------------------------------------

Eliminations

Ahmanson, H.F. & Co.
Alexander & Alexander Services
Banta Corp.
Cheyenne Software Inc.
Cooper Tire & Rubber Company
DuPont Photomasks Inc.
Equitable Resources, Inc.
Fleetwood Enterprises, Inc.
Great Western Financial Corp.
Johnson Controls, Inc.
Jones Apparel Group
Kerr-McGee Corp.
Laboratory Corporation of America
Loral Corp.
Nalco Chemical Co.
Nordstrom Inc.
Union Carbide Corp.
Western Gas Resources, Inc.
Westvaco Corporation



               Statement of Operations

Investment Income                                   Year Ended December 31, 1996
================================================================================
Income         Dividends                            $  4,992,892
               Interest                                  537,461
               Total income                                         $ 5,530,353
               -----------------------------------------------------------------
Expenses       Management fee                          1,733,689
               12b-1 distribution plan                   580,000
               Shareholder servicing                     310,000
               Reports to shareholders                   105,000
               Professional                               70,000
               Registration                               35,000
               Directors                                   7,000
               Other                                      35,521
               Total expenses                                         2,876,210
               -----------------------------------------------------------------
               Net investment income                                  2,654,143
               -----------------------------------------------------------------
Realized and Unrealized Gain on Investments
================================================================================
Realized gain from investment transactions
               Proceeds from sales                   101,242,138
               Cost of investments sold               75,780,229
               -----------------------------------------------------------------
               Net realized gain                      25,461,909
               -----------------------------------------------------------------
Unrealized appreciation of investments                17,866,612
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      43,328,521
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $45,982,664
================================================================================

               See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                            Year Ended December 31,
Increase (Decrease) in Net Assets                                                                               1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                      $ 2,654,143    $ 3,060,026
              Net realized gain from investment transactions                                              25,461,909     20,044,535
              Net unrealized appreciation of investments                                                  17,866,612     24,306,741
              Net increasein net assets resulting from operations                                         45,982,664     47,411,302
              ----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                  (47,257)       (41,423)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income                                                                       (2,962,616)    (2,778,098)
              Net realized gain from investment transactions                                             (19,436,362)   (23,613,521)
              Total distributions                                                                        (22,398,978)   (26,391,619)
              ----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of 1,578,024 and 2,103,934 shares, respectively                      18,759,962     22,817,148
              Net asset value of 1,867,268 and 2,422,885 shares, respectively, issued to shareholders in reinvestment of net investment income  and realized
              gain from investment transactions                                                           20,251,955     23,501,594
              Total                                                                                       39,011,917     46,318,742
              ----------------------------------------------------------------------------------------------------------------------
              Cost of 2,748,622 and 2,829,370 shares reacquired, respectively                            (32,549,103)   (30,936,149)
              ----------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions
              (net increase of 696,670 and 1,697,449 shares, respectively)                                 6,462,814     15,382,593
              ----------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                    29,999,243     36,360,853
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                                                          227,148,576    190,787,723
              ----------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed net investment income of $1,600,562 and
              $1,956,292, respectively)                                                                 $257,147,819   $227,148,576
              ======================================================================================================================

              See Notes to Financial Statements.



              Financial Highlights

                                                                                                             Year Ended December 31,
Per Share Operating Performance:                                            1996        1995          1994         1993         1992
====================================================================================================================================
Net asset value, beginning of year                                        $12.18       $11.25       $12.65       $12.60      $11.81
------------------------------------------------------------------------------------------------------------------------------------
              Income from investment operations
              Net investment income                                          .13          .162         .18          .16         .20
              Net realized and unrealized gain (loss) on investments        2.19         2.383        (.545)       1.42        1.31
              Total from investment operations                              2.32         2.545        (.365)       1.58        1.51
              ----------------------------------------------------------------------------------------------------------------------
              Distributions
              Dividends from net investment income                          (.16)        (.17)        (.16)        (.20)       (.22)
              Distributions from net realized gain                         (1.05)       (1.445)       (.875)      (1.33        (.50)
              ----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              $13.29       $12.18       $11.25       $12.65      $12.60
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                              21.22%       26.09%       (3.27)%      13.95%      13.46%
====================================================================================================================================
Ratios/Supplemental Data:
              Net assets, end of year (000)                             $257,148     $227,149     $190,788     $202,519    $173,380
              ----------------------------------------------------------------------------------------------------------------------
              Ratios to Average Net Assets:
              Expenses                                                      1.22%        1.27%        1.12%        1.22%       1.22%
              Net investment income                                         1.12%        1.48%        1.53%        1.35%       1.71%
              ----------------------------------------------------------------------------------------------------------------------
              Portfolio turnover rate                                      38.88%       41.42%       57.49%       33.42%      62.55%
              ----------------------------------------------------------------------------------------------------------------------
              Average commissions per share paid on equity transactions    $.064         $.066         n/a          n/a         n/a
              ----------------------------------------------------------------------------------------------------------------------

          ** Total return does not consider the effects of sales loads. See Notes to Financial Statements.

Notes to Financial Statements


1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") (formerly Lord Abbett Value Appreciation Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis.

(d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

(e) Certain components of net assets in the prior period have been reclassified to conform to the current year presentation.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which it supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. Lord Abbett Distributor LLC received $46,068, representing payment of commissions on sales of capital stock of the Company after deducting $291,495 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

The Company has a Rule 12b-1 Plan providing for (a)the payment of a service fee to dealers at the annual rate of .15% of the average daily net asset value of the Company's shares sold by dealers prior to June 1, 1990 and .25% of the average daily net asset value of such shares sold on or after that date and (b) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions.

3.  Paid  In  Capital  At  December  31,  1996,   paid  in  capital   aggregated
$171,699,870.

4. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $87,849,170 and $101,242,138, respectively. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $56,715,697, of which $58,665,543 related to appreciated securities and $1,949,846 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was substantially the same as the cost for financial reporting purposes.

5. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At December 31, 1996, undistributed net realized gain for financial reporting purposes aggregated $27,131,690.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all the funds in the Lord Abbett group based on net assets of each fund. A portion of the Directors' fees accrued is deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1996, the aggregate amount in Directors' accounts maintained under the plan was $237,079.

7. Proxy Results (unaudited) The Company's shareholders voted on the following proposals at the Annual Meeting of Shareholders held on June 19, 1996. Each Director was elected and all other proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

Election of Directors                              For           Withheld
--------------------------------------------------------------------------------
Ronald P. Lynch                             13,088,983            284,198
Robert S. Dow                               13,099,094            274,087
Thomas S. Henderson                         13,093,622            279,559
E. Thayer Bigelow                           13,084,631            288,550
Stewart S. Dixon                            13,086,003            287,178
John C. Jansing                             13,079,265            293,916
C. Alan MacDonald                           13,091,233            281,948
Hansel B. Millican, Jr.                     13,095,479            277,702
Thomas J. Neff                              13,095,664            277,517
--------------------------------------------------------------------------------


                                           For     Against   Abstain    Non-Vote
--------------------------------------------------------------------------------
Ratification of Deloitte &
Touche LLP as independent
public accountants                  13,042,215      78,400   209,591      42,975

Approval of certain changes
in fundamental investment
policies and restrictions           10,504,462     890,900   621,432   1,356,387

Approval of new Distribution
Plan and Agreement                  10,250,385   1,120,829   645,579   1,356,388

Approval of an amendment
to the Articles of Incorporation
authorizing the creation of
classes and series of shares
and confirming that the
Directors may impose contingent
deferred sales charges on
certain redemptions of new
classes of shares                   10,184,750   1,196,385   635,657   1,356,389

Approval of an amendment
to the Articles of Incorporation
to reduce the par value of
capital stock to $0.001             10,850,146     662,582   504,064   1,356,389
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
February 5, 1997





  Our Management

  Board of Directors

  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*+
  Thomas J. Neff*

* Outside Director
+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President

  Edward K. von der Linde, Executive Vice
  President and Portfolio Manager

  Kenneth B. Cutler, Vice President
  and Secretary

  Stephen I. Allen, Vice President
  Zane E. Brown, Vice President
  Daniel E. Carper, Vice President
  Daria L. Foster, Vice President
  Robert G. Morris, Vice President
  Robert J. Noelke, Vice President
  E. Wayne Nordberg, Vice President
  John J. Walsh, Vice President
  Paul A. Hilstad, Vice President
  and Assistant Secretary
  Thomas F. Konop, Vice President
  and Assistant Secretary
  Keith F. O'Connor, Vice President
  and Treasurer
  A. Edward Oberhaus III, Vice President
  Victor W. Pizzolato, Vice President
  Donna McManus, Assistant Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Copyright (C) 1997 by Lord Abbett Mid-Cap Value Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.


     A Tradition of Performance Through

Disciplined
          Investing


[PICTURE]

(from left to right)
John J. Walsh, partner

Edward K. von der Linde,
portfolio manager--Lord Abbett
Mid-Cap Value Fund



A successful long-term track record is evidence of a successful investment strategy. For decades we, at Lord, Abbett & Co., have believed that investing with a disciplined, value approach is the best way to achieve competitive returns and reduce portfolio risk. This commitment and the dedication of our team of 50 investment professionals have helped us earn the trust of financial professionals and investors for over 65 years.


About Your
Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience; Lord Abbett Mid-Cap Value Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, Thomas J. Neff.



Thomas J. Neff,
Director--Lord Abbett
Mid-Cap Value Fund



[PICTURE]


An alumnus of Lafayette College, Mr. Neff also holds an MBA from Lehigh University. He is Chairman of Spencer Stuart U.S., an executive search consulting firm based in New York.

Mr. Neff is a trustee of Lafayette College and also has served as Chairman of the Board of Trustees of the Brunswick School in Greenwich, CT. He has been a director for all of Lord Abbett's funds since 1982.

     Investing in the
Lord Abbett
          Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------

Aggressive       Growth             Growth &           Balanced           Income                 Tax-Free            Money
Growth Funds     Funds              Income Funds       Fund               Funds                  Income Funds        Market Fund

Developing       Global Fund-       Affiliated Fund    Balanced Series    Bond-Debenture         o National          U.S. Government
Growth Fund      Equity Series                                            Fund                   o California        Securities
                                    Growth &                                                     o Connecticut       Money Market
International    Mid-Cap            Income Series                         Global Fund-           o Florida           Fund*
Series           Value Fund                                               Income Series          o Georgia
                                    Research Fund-                                               o Hawaii
                 Research Fund-     Large-Cap                             Limited Duration       o Michigan
                 Small-Cap          Series                                U.S. Government        o Minnesota
                 Series                                                   Securities Series*     o Missouri
                                                                                                 o New Jersey
                                                                          U.S. Government        o New York
                                                                          Securities Series*     o Pennsylvania
                                                                                                 o Texas
                                                                                                 o Washington


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Mid-Cap Value Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit our Web site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.



--------------------------------------------------------------------------------


[LOGO]  LORD, ABBETT & CO.
        Investment Management
A Tradition of Performance Through Disciplined Investing




LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------       LAMCVF-2-1296
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/97)